UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2016

NEXPOINT RESIDENTIAL TRUST, INC.

(Exact Name Of Registrant As Specified In Charter)

Maryland	001-36663	47-1881359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 628-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

In its Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 4, 2017 (the “Initial Report”), NexPoint Residential Trust, Inc. (the “Company”), reported that it, through its operating partnership, NexPoint Residential Trust Operating Partnership, L.P., acquired a two-property portfolio in Houston, Texas (the “Houston Portfolio”) for approximately $108 million. This Current Report on Form 8-K/A amends and supplements the Initial Report to provide the historical financial statements and unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements.

Report of Independent Auditors	3

Combined Historical Statements of Revenues and Certain Direct Operating Expenses for the nine months ended September 30, 2016 (unaudited) and the year ended December 31, 2015	4

Notes to the Combined Historical Statements of Revenues and Certain Direct Operating Expenses	5

(b) Pro Forma Financial Information.

Unaudited Pro Forma Financial Information	7

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2016	8

Unaudited Pro Forma Combined Consolidated Statements of Operations for the nine months ended September 30, 2016 and the year ended December 31, 2015	9

Notes to the Unaudited Pro Forma Financial Information	11

(c) Exhibits.

Exhibit Number	Exhibit Description

23.1	Consent of Aprio, LLP, dated March 14, 2017

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Shareholders of

NexPoint Residential Trust, Inc.

We have audited the accompanying Combined Historical Statement of Revenues and Certain Direct Operating Expenses of The Houston Portfolio (the “Portfolio”) for the year ended December 31, 2015.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of this combined financial statement in accordance with accounting principles generally accepted in the United States; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of this combined financial statement that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the combined financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statement. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Combined Historical Statement of Revenues and Certain Direct Operating Expenses referred to above presents fairly, in all material respects, the revenue and certain direct operating expenses described in Note 2 of the combined financial statement for the year ended December 31, 2015, in accordance with accounting principles generally accepted in the United States.

Emphasis of Matter

The accompanying combined financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of the Portfolio’s revenues and expenses. Our opinion is not modified with respect to that matter.

Atlanta, Georgia

March 2, 2017

HOUSTON PORTFOLIO

COMBINED HISTORICAL STATEMENTS OF REVENUES

AND CERTAIN DIRECT OPERATING EXPENSES

(in thousands)

	For the Nine Months Ended September 30, 2016	For the Year Ended December 31, 2015
	(Unaudited)
Revenues
Rental income	$9,236	$12,120
Other rental income	764	939

Total revenues	10,000	13,059

Certain direct operating expenses
Property operating expenses	2,916	3,427
Property taxes and insurance	2,725	3,406
Management Fees	204	275

Total certain direct operating expenses	5,845	7,108

Revenues in excess of certain direct operating expenses	$4,155	$5,951

See accompanying notes to historical financial statements

HOUSTON PORTFOLIO

NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES

AND CERTAIN DIRECT OPERATING EXPENSES

Note 1. Business

The accompanying combined historical statements of revenues and certain direct operating expenses (“Historical Summary”) include the revenues and certain expenses of Old Farm, with 734 units and Stone Creek at Old Farm, with 190 units, both located in Houston, Texas (the “Portfolio”). NexPoint Residential Trust, Inc. (the “Company”) acquired both properties in the Portfolio on December 29, 2016.

Note 2. Basis of Presentation

The accompanying Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the Portfolio’s revenues and expenses. The Portfolio is considered a group of related properties as the individual properties were under common control and management by the Seller, and the acquisition of a single property in the Portfolio was conditional on the acquisition of the other properties. Therefore, a single combined Historical Summary is being presented.

A Historical Summary is being presented for the most recent year available instead of the 3 most recent years based on the following facts: (1) the Property was acquired from an unaffiliated party; and (2) based on the due diligence of the Portfolio conducted by the Company, except as disclosed in these Notes to Historical Summary, management is not aware of any material factors related to the Portfolio that would cause this financial information not to be indicative of future operations.

Note 3. Unaudited Interim Information

The unaudited Historical Summary for the nine months ended September 30, 2016 has been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. In the opinion of the Portfolio’s management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with Basis of Presentation as described in Note 2) have been made to the accompanying unaudited amounts for the nine months ended September 30, 2016.

Note 4. Significant Accounting Policies

Revenues

The Portfolio contains apartment units occupied under various lease agreements with residents, typically with terms of 12 months or less. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Some of the leases include provisions under which the Portfolio is reimbursed for certain operating costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to residents pursuant to the lease agreements. Other rental income consists of charges billed to residents for utilities reimbursements, administrative, application, and other fees and is recognized when earned.

Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Portfolio. Property operating costs includes property staff salaries, marketing, utilities, landscaping, repairs and maintenance, and other general costs associated with operating the property. Costs such as depreciation, amortization, interest, and professional fees are excluded from the Historical Summary.

Use of Estimates

The preparation of the combined financial statements, as described in Note 2 and in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

Note 5. Commitments and Contingencies

Litigation

The Portfolio may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.

Other Matters

The Company is not aware of any material environmental liabilities relating to the Portfolio that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environment laws and regulations or other environmental conditions with respect to the Portfolio could result in future environmental liabilities.

Note 6. Subsequent Events

In preparation of the accompanying Historical Summary, subsequent events were evaluated for recognition or disclosure through March 2, 2017, which is the date the Historical Summary was issued.

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma information should be read in conjunction with the Company’s historical combined consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on March 21, 2016, and the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2016, which was filed with the SEC on November 10, 2016. In addition, this unaudited pro forma information should be read in conjunction with the combined historical statements of revenues and certain direct operating expenses and the notes thereto of the Portfolio, which are included herein.

The following unaudited pro forma consolidated balance sheet as of September 30, 2016 has been prepared to give effect to the acquisition of the Portfolio, which occurred on December 29, 2016, as if the acquisition occurred on September 30, 2016.

The following unaudited pro forma combined consolidated statements of operations for the nine months ended September 30, 2016 and for the year ended December 31, 2015 have been prepared to give effect to the acquisition of the Portfolio as if the acquisition occurred on January 1, 2015.

These unaudited pro forma combined consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Portfolio been consummated as of January 1, 2015.

In the opinion of the Company’s management, all adjustments necessary to reflect the effect of the transaction described above have been included in the pro forma combined consolidated financial statements.

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of September 30, 2016

(in thousands, except share and per share amounts)

	NXRT, Inc. Historical (a)	Purchase of Houston Portfolio (b)	Pro Forma Total
ASSETS
Operating Real Estate Investments
Land	$155,992	$14,571	$170,563
Buildings and improvements	652,342	88,682	741,024
Intangible lease assets	491	3,926	4,417
Construction in progress	2,690	—	2,690
Furniture, fixtures, and equipment	33,612	1,328	34,940

Total Gross Operating Real Estate Investments	845,127	108,507	953,634
Accumulated depreciation and amortization	(55,455)	—	(55,455)

Total Net Operating Real Estate Investments	789,672	108,507	898,179
Real estate held for sale (net of accumulated depreciation of $1,577)	22,411	—	22,411

Total Net Real Estate Investments	812,083	108,507	920,590
Cash and cash equivalents	34,086	259	34,345
Restricted cash	34,110	2,473	36,583
Accounts receivable	1,750	514	2,264
Prepaid and other assets	4,189	67	4,256

TOTAL ASSETS	$886,218	$111,820	$998,038

LIABILITIES AND EQUITY
Mortgages payable, net	$404,915	$—	$404,915
Mortgages payable held for sale, net	18,424	—	18,424
Credit facility, net	196,480	81,744	278,224
Bridge facility, net	—	29,874	29,874
Accounts payable and other accrued liabilities	5,122	39	5,161
Accrued real estate taxes payable	8,315	—	8,315
Accrued interest payable	971	—	971
Security deposit liability	1,195	141	1,336
Prepaid rents	1,211	22	1,233

Total Liabilities	636,633	111,820	748,453

NexPoint Residential Trust, Inc. stockholders’ equity:
Preferred stock, $0.01 par value: 100,000,000 shares authorized; 0 shares issued	—	—	—
Common stock, $0.01 par value: 500,000,000 shares authorized; 21,293,825 shares issued	213	—	213
Additional paid-in capital	240,921	—	240,921
Accumulated deficit	(10,022)	—	(10,022)
Accumulated other comprehensive loss	(1,822)	—	(1,822)
Common stock held in treasury at cost; 81,214 shares	(1,524)	—	(1,524)
Noncontrolling interests	21,819	—	21,819

Total Equity	249,585	—	249,585
TOTAL LIABILITIES AND EQUITY	$886,218	$111,820	$998,038

See accompanying notes to the unaudited pro forma combined consolidated financial statements

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2016

(in thousands, except per share amounts)

	NXRT, Inc. Historical (a)	Purchase of Houston Portfolio (c)		Pro Forma Total
Revenues
Rental income	$87,406	$9,236		$96,642
Other income	12,841	764		13,605

Total revenues	100,247	10,000		110,247

Expenses
Property operating expenses	28,947	2,742		31,689
Acquisition costs	386	—		386
Real estate taxes and insurance	12,326	2,725		15,051
Property management fees (related party)	3,007	204		3,211
Advisory and administrative fees (related party)	4,944	—	(d)	4,944
Corporate general and administrative expenses	2,649	—		2,649
Property general and administrative expenses	4,473	174		4,647
Depreciation and amortization	26,363	2,588	(e)	28,951

Total expenses	83,095	8,433		91,528

Operating income	17,152	1,567		18,719
Interest expense	(17,372)	(3,525	)(f)	(20,897)
Gain on sales of real estate	25,932	—		25,932

Net income (loss)	25,712	(1,958)		23,754
Net income attributable to noncontrolling interests	4,047	—		4,047

Net income (loss) attributable to common stockholders	$21,665	$(1,958)		$19,707

Other comprehensive loss
Net losses related to interest rate derivatives valuations	(1,128)	—		(1,128)

Total comprehensive income (loss)	24,584	(1,958)		22,626
Comprehensive income attributable to noncontrolling interests	3,935	—		3,935

Comprehensive income (loss) attributable to common stockholders	$20,649	$(1,958)		$18,691

Weighted average common shares outstanding - basic	21,282	21,282		21,282

Weighted average common shares outstanding - diluted	21,322	21,322		21,322

Basic earnings (loss) per share	$1.02	$(0.09)		$0.93

Diluted earnings (loss) per share	$1.02	$(0.09)		$0.93

See accompanying notes to the unaudited pro forma combined consolidated financial statements

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

(in thousands, except per share amounts)

	NXRT, Inc. Historical (b)	Purchase of Houston Portfolio (c)		Pro Forma Total
Revenues
Rental income	$103,804	$12,120		$115,924
Other income	13,854	939		14,793

Total revenues	117,658	13,059		130,717

Expenses
Property operating expenses	34,252	3,188		37,440
Acquisition costs	2,975	—		2,975
Real estate taxes and insurance	15,231	3,406		18,637
Property management fees (related party)	3,501	275		3,776
Advisory and administrative fees (related party)	5,565	—	(d)	5,565
Corporate general and administrative expenses	2,455	—		2,455
Property general and administrative expenses	5,401	239		5,640
Depreciation and amortization	40,801	7,376	(e)	48,177

Total expenses	110,181	14,484		124,665

Operating income (loss)	7,477	(1,425)		6,052
Interest expense	(18,469)	(4,775	)(f)	(23,244)

Net loss	(10,992)	(6,200)		(17,192)
Net loss attributable to noncontrolling interests	(160)	—		(160)

Net loss attributable to common stockholders	$(10,832)	$(6,200)		$(17,032)

Other comprehensive loss
Net losses related to interest rate derivatives valuations	(391)	—		(391)

Total comprehensive loss	(11,383)	(6,200)		(17,583)
Comprehensive loss attributable to noncontrolling interests	(93)	—		(93)

Comprehensive loss attributable to common stockholders	$(11,290)	$(6,200)		$(17,490)

Weighted average common shares outstanding - basic	21,294	21,294		21,294

Weighted average common shares outstanding - diluted	21,294	21,294		21,294

Basic loss per share	$(0.51)	$(0.29)		$(0.80)

Diluted loss per share	$(0.51)	$(0.29)		$(0.80)

See accompanying notes to the unaudited pro forma combined consolidated financial statements

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS

Balance sheet adjustments

(a)	Represents the unaudited historical consolidated balance sheet of NexPoint Residential Trust, Inc. and subsidiaries (the “Company”) as of September 30, 2016. See the historical combined consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2016.

(b)	Reflects the acquisition of the Portfolio as if it occurred on September 30, 2016.

Income statement adjustments

(a)	Represents the unaudited historical combined consolidated operations of the Company for the nine months ended September 30, 2016. See the historical combined consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2016.

(b)	Represents the audited historical combined consolidated operations of the Company for the year ended December 31, 2015. See the historical combined consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

(c)	Represents the historical operations of the Portfolio acquired by the Company. See the combined historical statements of revenues and certain direct operating expenses and the notes thereto of the Portfolio, which are included herein.

(d)	Does not include advisory and administrative fees that may have been payable to the Company’s advisor in connection with the acquisition had the Portfolio been acquired on January 1, 2015.

(e)	Represents depreciation and amortization expense (not reflected in the historical combined consolidated statements of operations of the Company) as if the Portfolio was acquired on January 1, 2015. Real estate-related depreciation and amortization are computed on a straight-line basis over the respective estimated useful lives of the assets.

(f)	Represents interest expense (not reflected in the historical combined consolidated statement of operations of the Company) as if the borrowings attributable to the Portfolio were borrowed on January 1, 2015. In connection with the acquisition of the Portfolio, the Company:

•	drew $67.75 million on its $300 Million Credit Facility, which has a current annual interest rate of one-month LIBOR plus 2.40%;

•	drew $30.0 million on its 2016 Bridge Facility, which has a current annual interest rate of one-month LIBOR plus 4.00%; and

•	drew $15.0 million on its $30 Million Credit Facility, which has a current annual interest rate of one-month LIBOR plus 4.00%.

Additionally, the adjustment reflects the amortization of deferred financing costs incurred in connection with the aforementioned loans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT RESIDENTIAL TRUST, INC.

By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Chief Financial Officer, Executive VP-Finance and Treasurer

Date: March 14, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit Description

23.1	Consent of Aprio, LLP, dated March 14, 2017